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

                            COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                          Consolidated Statements of Financial Condition


(In thousands, except per share data)                             March 31, 2009    December 31, 2008*
                                                                ------------------ --------------------
                                                                   (Unaudited)
                                    Assets
Cash and due from banks, noninterest-bearing                         $     10,031        $       7,475
Interest-bearing deposits in other banks                                   53,691                  426
                                                                     ------------        -------------
              Total cash and cash equivalents                              63,722                7,901

Securities:
    Available for sale (amortized cost of $29,683 at
      March 31, 2009 and $29,746 at December 31, 2008)                     30,198               30,326
    Held to maturity (estimated market value of $1,265 at
      March 31, 2009 and $3,336 at December 31, 2008)                       1,219                3,275
FHLB stock                                                                  9,317                8,330
Loans held for sale                                                         5,575               17,015

Loans                                                                     842,922              871,196
    Less allowance for loan losses                                         29,525               36,262
                                                                     ------------        -------------
              Net loans                                                   813,397              834,934

Other real estate owned                                                    15,199               11,104
Accrued interest receivable                                                 3,924                3,756
Premises and equipment, net                                                14,378               14,686
Intangible assets                                                             264                  272
Bank-owned life insurance                                                   1,609               11,618
Other assets                                                                8,455                7,737
                                                                     ------------        -------------
              Total assets                                           $    967,257        $     950,954
                                                                     ============        =============

                                    Liabilities and Stockholders' Equity

Deposits                                                             $    767,818        $     695,562
Short-term borrowings                                                      45,000              106,124
Escrow deposits                                                               631                  702
Accrued interest payable                                                      803                  563
Accrued expenses and other liabilities                                      3,997                4,905
Long-term obligations                                                     128,522              123,524
                                                                     ------------        -------------
              Total liabilities                                           946,771              931,380
                                                                     ------------        -------------

Stockholders' equity:
    Preferred stock, $1 par value: 3,000 shares authorized,
      no shares issued and outstanding at March 31, 2009
      or December 31, 2008                                                     --                   --
    Common stock, $1 par value: 14,000 shares authorized,
      6,589 shares issued and outstanding at
      March 31, 2009 and December 31, 2008                                  6,589                6,589
    Additional paid-in capital                                              3,472                3,469
    Accumulated other comprehensive income                                    316                  356
    Common stock held in grantor trust - 23 shares in 2009 and 2008          (191)                (191)
    Deferred compensation payable in common stock                             191                  191
    Retained earnings                                                      10,109                9,160
                                                                     ------------        -------------
              Total stockholders' equity                                   20,486               19,574
                                                                     ------------        -------------
              Total liabilities and stockholders' equity             $    967,257        $     950,954
                                                                     ============        =============

Book value per common share                                          $       3.11        $        2.97

*  Derived from audited consolidated financial statements.



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

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                Consolidated Statements of Operations (Unaudited)

                                                                    Three Months Ended
                                                                         March 31,
(In thousands, except per share data)                            2009                2008
                                                           -----------------   -----------------

Interest and dividend income:
    Loans                                                      $     11,809        $     14,547
    Securities                                                          357                 609
    Other                                                                13                  34
    Dividends on FHLB stock                                              --                 106
                                                               -------------       -------------
                Total interest and dividend income                   12,179              15,296
                                                               -------------       -------------

Interest expense:
    Deposits                                                          5,632               7,355
    Short-term borrowings                                               432                 174
    Long-term obligations                                             1,294               1,476
                                                               -------------       -------------
                Total interest expense                                7,358               9,005
                                                               -------------       -------------

Net interest income                                                   4,821               6,291
Provision for loan losses                                             1,991                 855
                                                               -------------       -------------
                Net interest income after
                  provision for loan losses                           2,830               5,436
                                                               -------------       -------------

Noninterest income:
    Gain on sale of loans                                               932                 476
    Service charges and fees on loans                                    65                 125
    Deposit-related fees                                                531                 549
    Earnings on bank-owned life insurance                                63                  89
    Other income, net                                                    53                  65
                                                               -------------       -------------
                Total noninterest income                              1,644               1,304
                                                               -------------       -------------

Noninterest expense:
    Compensation and fringe benefits                                  1,677               3,259
    Occupancy and equipment                                           1,046               1,028
    Professional and consulting fees                                  1,013                 238
    FDIC premium                                                        816                 140
    Advertising                                                          69                 142
    (Gain) loss on other real estate owned                              (52)                215
    Other                                                               547                 607
                                                               -------------       -------------
                Total noninterest expense                             5,116               5,629
                                                               -------------       -------------

Income (loss) before income taxes                                      (642)              1,111
Income tax expense (benefit)                                         (1,591)                359
                                                               -------------       -------------
                Net income                                     $        949        $        752
                                                               =============       =============

Net income per common share:
    Basic                                                      $       0.14        $       0.11
    Diluted                                                    $       0.14        $       0.11

Weighted average common shares outstanding:
    Basic                                                             6,589               6,567
    Diluted                                                           6,589               6,610



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

Average Yield/Cost Analysis
                                                                           For the Quarter Ended
                                                  ------------------------------------------------------------------------

(Dollars in thousands)                                      March 31, 2009                       March 31, 2008
                                                  -----------------------------------  -----------------------------------
                                                                            Average                              Average
                                                    Average                  Yield/     Average                  Yield/
                                                    Balance    Interest      Cost       Balance     Interest      Cost
                                                  ----------- -----------  ----------  ----------  ----------- -----------
ASSETS
Interest-earning assets:
    Interest-bearing deposits in other banks      $   31,053   $      13       0.17%   $   3,826    $      34       3.55%
    Securities:
      Available for sale                              29,723         317       4.27%      43,014          552       5.13%
      Held to maturity                                 3,143          40       5.09%       4,490           57       5.08%
    FHLB stock                                         9,010          --       0.00%       7,114          106       5.96%
    All loans                                        877,687      11,809       5.38%     831,988       14,547       6.99%
                                                  ----------- -----------  ----------  ----------  ----------- -----------
        Total interest-earning assets                950,616      12,179       5.12%     890,432       15,296       6.87%
                                                              -----------                          -----------
Noninterest-earning assets                            17,864                              44,525
                                                  -----------                          ----------
Total assets                                      $  968,480                           $ 934,957
                                                  ===========                          ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
    Deposits                                      $  709,133       5,632       3.18%   $ 678,823        7,355       4.33%
    Borrowed funds                                   193,726       1,726       3.56%     141,236        1,650       4.67%
                                                  ----------- -----------  ----------  ----------  ----------- -----------
        Total interest-bearing liabilities           902,859       7,358       3.26%     820,059        9,005       4.39%
                                                              -----------                          -----------
Noninterest-bearing liabilities                       44,535                              49,308
                                                  -----------                          ----------
        Total liabilities                            947,394                             869,367
        Stockholders' equity                          21,086                              65,590
                                                  -----------                          ----------
Total liabilities and stockholders' equity        $  968,480                           $ 934,957
                                                  ===========                          ==========

Net interest income                                            $   4,821                            $   6,291
                                                              ===========                          ===========

Interest rate spread                                                           1.86%                                2.48%
                                                                           ==========                          ===========

Net yield on interest-earning assets                                           2.03%                                2.83%
                                                                           ==========                          ===========

Percentage of average interest-earning
    assets to average interest-bearing
    liabilities                                                               105.3%                               108.6%
                                                                           ==========                          ===========
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